--------------------------------------------------------------------------------
INTERNATIONAL LARGE CAP
--------------------------------------------------------------------------------

Alliance International Fund

Semi-Annual Report
December 31, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 26, 2001

Dear Shareholder:

This report contains the performance and market activity for Alliance International Fund (the "Fund") for the semi-annual reporting period ended December 31, 2000.

Investment Objectives and Policies

The Alliance International Fund is an open-end diversified investment company that seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects of growth, including U.S. companies having their principal activities and interest outside the U.S., and foreign government securities.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the Fund's peer group, the Lipper International Funds Average, for the six- and 12-month periods ended December 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended December 31, 2000

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance International
Fund
   Class A                                                  -17.14%      -19.59%
--------------------------------------------------------------------------------
   Class B                                                  -17.60%      -20.37%
--------------------------------------------------------------------------------
   Class C                                                  -17.60%      -20.37%
--------------------------------------------------------------------------------
MSCI EAFE
Index                                                       -10.42%      -13.96%
--------------------------------------------------------------------------------
Lipper
International
Funds
Average                                                     -11.80%      -15.60%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will differ due to different expenses charged to this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

The Lipper International Funds Average for the six- and 12-month periods ended December 31, 2000 reflects the performance of 731 and 696 mutual funds, respectively. These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or an average, and its results are not indicative of the performance for any specific investment, including Alliance International Fund.

Additional investment results appear on pages 6-10.
--------------------------------------------------------------------------------

The Fund underperformed its benchmark and Lipper average for both the six and 12-month periods ended December 31, 2000. Over the past six months, the Fund has been trying to recover from losses suffered during the major correction in the technology sector during the second quarter of calendar year 2000. The Fund's underperformance during the six-month period under review is a result of its overweighting in the technology sector, in particular the semi-conductor sector in emerging Asian markets and the telecommunications sector in Europe. A reduction in exposure to these areas helped performance later in the year. Exposure to cash has remained somewhat above normal while equities of a more defensive character, such as financials and pharmaceuticals, are being favored.

Market Commentary

One year ago, equity investors were in the midst of their greatest burst of irrational exuberance. The technology sector rose with astonishing rapidity and consistency from November 1999 to March 2000, and buyers were rewarded for adopting the tactics of the bubble market, focusing on price momentum rather than fundamental valuation. The bull market phase was aided greatly by the liquidity injected into the financial system of Euroland and the U.S. by central bank rate cuts earlier in 1999 and by a massive increase in money supply in the U.S. Engineered to protect the economy from the erroneous, anticipated ravages of the millennium bug, this stimulatory action was unnecessary and served to drive economic growth in the U.S. to still higher levels, taking in investments and imports from other regions.

By March, the markets were strained by tighter monetary conditions as well as by the volume of initial public offerings (IPO) and other corporate financing. Subsequent returns in technology and telecommunication stocks have deflated the high expectations of investors. Since that time, many of the largest companies in the world, as measured by market capitalization, have lost over half of their value from March to December 2000. For investors in an increasing number of companies, particularly in the area of online retail and


--------------------------------------------------------------------------------
2 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

other Internet-related services, the bubble has burst. Companies that raised very large sums of venture capital, and some of those whose stock market debuts were oversubscribed hundreds of times, have collapsed. Some of these companies are now bankrupt while many more have lost so much of their value as if to be virtually defunct. For even more, survival has been at the price of severely increased financing costs. While other sectors performed well enough for annual returns to be disappointing rather than ruinous, the decline of technology stocks was the central feature in 2000.

The Fund benefited greatly from heavy exposure to the technology sector in 1999. In 2000, it was exposed to the first of the severe corrections in this sector. The profile of the Fund's investments has, thus, been changed as the problems facing these previously successful stocks became clear. Nonetheless, a significant dent in performance resulted.

The MSCI EAFE Index fell by 13.96% over the course of the year. No region managed a positive return in terms of U.S. dollars. Europe was a relative outperformer with a decline of just less than 10% while the Pacific lagged at 26.4%, wiping out the strong gains of 1999. With respect to sectors, 2000 was good for energy stocks and the electrical utilities, as both groups gained in an environment of fast economic growth and some significant supply bottlenecks. Traditionally defensive sectors such as financials and consumer staples were boosted later in the year by inflows from other sectors and by emerging macroeconomic conditions. This seemed to indicate an easing of the inflationary pressures in the European economies and, therefore, an interest rate environment more friendly toward investors.

The long heralded and much hoped for sustained recovery of the Japanese economy and personal consumption, in particular, has not yet materialized to the degree expected. With little room for monetary easing and with the government having already increased public spending vastly over several years, concerns have arisen that further efforts to prime the economy will risk debasing the value of the yen. The yen broke down from its recent trading range against the U.S. dollar in the final months of the year and fell nearly 8% against the dollar in the early part of 2001.

Despite a late rally, the second year of the European single currency, the euro, was no better than the first. Having opened the year trading at a little over U.S.$1, the euro closed in December at


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

U.S.$0.95. However, only 10 weeks prior, the euro had sunk to U.S.$0.83 and a collapse was feared. The decline through October came against a broadly positive consensus of opinion on the euro and concurrent with the strongest year of aggregate economic growth in the eurozone economies for several years. With the decline in U.S. stock prices, the NASDAQ Composite did not fulfill its role as a negative correlative of the euro. Further pressure came in the shape of high oil prices, which had the mutually reinforcing effects of increasing Euroland inflation and increasing demand within Europe for the U.S. dollar in which oil is traded. These woes tended to be contextualized by the argument that, long-term, the U.S. economic model, with its lighter regulation and lower social benefits, was simply more dynamic and, therefore, more attractive to investment. While this is a valid area of inquiry, comparisons of the economic structures of the two areas are probably best treated in isolation from the shorter-term fluctuations of the exchange rate.

Market Outlook

Stocks of the new economy, builders of the new wave of telecommunications infrastructure and suppliers of online services discovered in 2000 that they were not immune to the vicissitudes of the economic cycle. Some companies built on the premise of the new economy have failed, and it is likely that more will follow. As for the rest, it is to be supposed that the premium they enjoyed due to this supposed distinction will fully dissipate. Signs of a slowing U.S. economy have already been supported by poorer-than-forecasted corporate earnings. Equity valuations worldwide, based on expected earnings, have reacted to this development. However, a continuation of the recent volatility experienced in stock markets is possible while the extent of the slowdown becomes clearer and the particular casualties are unearthed. In an environment of looser monetary conditions, the markets will continue in their task of allocating capital as efficiently as possible.

Portfolio Manager Update

We would like to inform you that Edward D. Baker has assumed responsibility for the portfolio management of Alliance International Fund. Mr. Baker, who has over 24 years of investment experience, is Senior Vice President and Chief Investment Officer of Emerging Markets. Mr. Baker is also head of Alliance Capital's Emerging Markets and specialty portfolios equity management businesses. He is a member of Alliance Capital's international portfolio management team and coordinates the investment activities of Alliance's non-U.S. specialty portfolio teams and joint ventures.


--------------------------------------------------------------------------------
4 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]         John D. Carifa

[PHOTO OMITTED]         Edward D. Baker

Portfolio Manager, Edward D. Baker, has 24 years of investment experience.

--------------------------------------------------------------------------------

Thank you for your interest and investment in Alliance International Fund. We look forward to reporting our continued progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Edward D. Baker

Edward D. Baker
Vice President


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL FUND
GROWTH OF A $10,000 INVESTMENT
12/31/90 TO 12/31/00

o Alliance International Fund
o MSCI EAFE Index
o Lipper International Funds Average

                            [MOUNTAIN GRAPH OMITTED]

Lipper International Funds Average: $25,579
MSCI EAFE Index: $22,737
Alliance International Fund Class A: $18,582

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Fund Class A shares (from 12/31/90 to 12/31/00) as compared to the performance of an appropriate broad-based index and the Lipper International Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The MSCI EAFE Index is an unmanaged, market-capitalization weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

The Lipper International Funds Average reflects performance of 52 funds (based on the number of funds in the average from 12/31/90 to 12/31/00). These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance International Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance International Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE INTERNATIONAL FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

o Alliance International Fund
o MSCI EAFE Index

                          [BAR CHART OMITTED]

             Alliance International Fund--Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                             Alliance International Fund         MSCI EAFE Index
--------------------------------------------------------------------------------
   12/31/91                             7.72%                        12.50%
   12/31/92                            -5.86%                       -11.85%
   12/31/93                            27.51%                        32.94%
   12/31/94                             5.68%                         8.06%
   12/31/95                            10.10%                        11.55%
   12/31/96                             7.20%                         6.36%
   12/31/97                             1.41%                         2.06%
   12/31/98                             9.64%                        20.33%
   12/31/99                            34.62%                        27.30%
   12/31/00                           -19.59%                       -13.96%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance International Fund.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
December 31, 2000 (unaudited)

INCEPTION DATES           PORTFOLIO STATISTICS

Class A Shares            Net Assets ($mil): $156.6
6/25/81                   Median Market Capitalization ($mil): $37,326
Class B Shares
9/17/90
Class C Shares
5/3/93

COUNTRY BREAKDOWN

o 23.0% United Kingdom
o 22.7% Japan
o 13.9% France
o  7.8% Italy
o  6.0% Netherlands
o  5.3% Spain                      [PIE CHART OMITTED]
o  2.5% Switzerland
o  2.4% Finland
o  2.1% Sweden
o  2.0% Taiwan
o  1.8% Ireland
o  1.7% Hong Kong
o  1.3% South Korea
o  0.6% Australia

o  6.9% Short-Term

All data as of December 31, 2000. The Fund's country breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE INTERNATIONAL FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

SECTOR BREAKDOWN

o 23.8% Finance
o 17.7% Technology
o 16.8% Consumer Services
o 14.9% Health Care
o  4.6% Capital Goods
o  3.4% Energy                         [PIE CHART OMITTED]
o  3.1% Consumer Staples
o  2.3% Utilities
o  1.8% Consumer Manufacturing
o  1.7% Basic Industry
o  1.7% Multi-Industry
o  1.3% Aerospace & Defense

o  6.9% Short-Term

All data as of December 31, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
            1 Year                     -19.59%                      -23.01%
           5 Years                       5.23%                        4.31%
          10 Years                       6.86%                        6.39%

Class B Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
            1 Year                     -20.37%                      -22.84%
           5 Years                       4.39%                        4.39%
   Since Inception*(a)                   5.20%                        5.20%

Class C Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
            1 Year                     -20.37%                      -20.98%
           5 Years                       4.37%                        4.37%
   Since Inception*                      5.81%                        5.81%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Dates: 9/17/90, Class B; 5/3/93, Class C.

(a)   Assumes conversion of Class B shares to Class A after 8 years.


--------------------------------------------------------------------------------
10 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
December 31, 2000 (unaudited)

                                                                      Percent of
Company                                            U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Alleanza Assicurazioni--Provides
   insurance coverage in Italy and other
   European countries. The company
   specializes in life insurance and,
   through subsidiaries, offers
   financial services including pension
   plans, investment funds, mortgages,
   securities brokerage, loans, and real
   estate investments.                             $  8,043,662            5.1%
--------------------------------------------------------------------------------
CGNU Plc.--The holding company for the
   merged interests of the CGU and
   Norwich Union provides all classes of
   general and life assurance, including
   fire, motor, marine, aviation, and
   transport insurance. The company also
   supplies a variety of financial
   services, including unit trusts,
   stockbroking, private client
   insurance and equity plans.                        6,001,784            3.8
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.--Produces
   and sells health-care related
   products. The company produces
   pharmaceuticals, cosmetics, food
   supplements, vitamins, chemicals, and
   environmental materials, which
   include pesticides and other
   agrochemicals. The company researches
   and develops new drugs using its own
   biotechnology.                                     5,730,816            3.7
--------------------------------------------------------------------------------
BNP Paribas, SA--The company provides
   commercial banking, investment
   banking and private banking, as well
   as international financing for
   multi-nationals and capital market
   facilities in Europe, North America
   and Asia.                                          5,287,601            3.4
--------------------------------------------------------------------------------
ING Groep NV--The company offers
   a wide range of financial services to
   individuals, corporations and other
   institutions. The company offers
   corporate, investment, and private
   banking services, asset and portfolio
   management, treasury services, and
   insurance.                                         5,050,487            3.2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 11

--------------------
TEN LARGEST HOLDINGS
--------------------

                                                                      Percent of
Company                                            U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Vodafone Group Plc.--Provides mobile
   telecommunications services. The
   company supplies customers with
   digital and analogue cellular
   telephone, paging and mobile data and
   Internet services. The group, via a
   50% joint venture with VivendiNet,
   operates the 'VIZZAVI' brand Internet
   portal company in Europe. The company
   has agreements in over 100 countries
   and across 230 networks.                        $  4,780,862            3.1%
--------------------------------------------------------------------------------
AstraZeneca Group Plc.--A holding
   company which through its
   subsidiaries researches, manufactures
   and sells pharmaceutical and medical
   products. The group focuses its
   operations on seven therapeutic
   areas: Gastrointestinal,
   Cardiovascular, Oncology,
   Respiratory, Central Nervous System,
   Pain Control, Anesthesia and Infection.            4,515,731            2.9
--------------------------------------------------------------------------------
TotalFinaElf--Explores for, produces,
   refines, transports, and markets oil
   and natural gas. The company also
   operates a chemical division which
   produces rubber, paint, ink,
   adhesives, and resins. The company
   operates in over 100 countries
   including filling stations in Europe,
   the United States, and Africa.                     3,490,871            2.2
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA--
   Attracts deposits and offers retail,
   wholesale, and investment banking
   services. The bank offers consumer
   and mortgage loans, private banking,
   asset management, securities
   brokerage services, and individual
   and group life insurance in Europe
   and Latin America.                                 3,486,374            2.2
--------------------------------------------------------------------------------
Fast Retailing Co., Ltd.--Operates a chain
   of clothing stores in Japan. The
   company designs, manufactures, and
   retails its own line of casual
   clothing under the brand name
   Uni-Qlo.                                           3,442,475            2.2
--------------------------------------------------------------------------------
                                                   $ 49,830,663           31.8%


--------------------------------------------------------------------------------
12 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
December 31, 2000 (unaudited)

                                                                     Percent of
                                                    U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                                 $  1,719,252         1.1%
--------------------------------------------------------------------------------
Basic Industry                                         2,352,982         1.5
--------------------------------------------------------------------------------
Capital Goods                                          6,218,429         4.0
--------------------------------------------------------------------------------
Consumer Manufacturing                                 2,443,378         1.6
--------------------------------------------------------------------------------
Consumer Services                                     22,537,007        14.4
--------------------------------------------------------------------------------
Consumer Staples                                       4,109,664         2.6
--------------------------------------------------------------------------------
Energy                                                 4,503,972         2.9
--------------------------------------------------------------------------------
Finance                                               31,959,542        20.4
--------------------------------------------------------------------------------
Healthcare                                            19,980,074        12.7
--------------------------------------------------------------------------------
Multi-Industry                                         2,283,193         1.5
--------------------------------------------------------------------------------
Technology                                            23,761,557        15.2
--------------------------------------------------------------------------------
Utilities                                              3,042,484         1.9
--------------------------------------------------------------------------------
Total Investments*                                   124,911,534        79.8
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities              31,686,317        20.2
--------------------------------------------------------------------------------
Net Assets                                          $156,597,851       100.0%
--------------------------------------------------------------------------------

* Excludes short-term obligations.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2000 (unaudited)

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-79.8%

Australia-0.5%
Woodside Petroleum, Ltd. .....................           96,600      $   792,554
                                                                     -----------
Finland-2.0%
Nokia AB OYJ Corp. Series A ..................           18,340          818,358
UPM-Kymmene OYJ ..............................           68,530        2,352,982
                                                                     -----------
                                                                       3,171,340
                                                                     -----------
France-11.9%
Alcatel ......................................           41,480        2,357,462
BNP Paribas, SA ..............................           60,200        5,287,601
Carrefour, SA ................................           26,610        1,672,328
Sanofi-Synthelabo, SA ........................           51,600        3,441,586
ST Microelectronics NV .......................           54,900        2,398,147
TotalFinaElf(a) ..............................           23,460        3,490,871
                                                                     -----------
                                                                      18,647,995
                                                                     -----------
Hong Kong-1.5%
Beijing Enterprises Holdings, Ltd. ...........        2,508,200        2,283,193
                                                                     -----------
Ireland-1.6%
CRH Plc ......................................          131,231        2,443,378
                                                                     -----------
Italy-6.7%
Alleanza Assicurazioni .......................          504,570        8,043,662
UniCredito Italiano SpA ......................          466,960        2,443,349
                                                                     -----------
                                                                      10,487,011
                                                                     -----------
Japan-19.4%
Bank of Fukuoka, Ltd. ........................          386,000        1,646,286
Banyu Pharmaceutical Co., Ltd. ...............          100,000        2,259,220
Canon, Inc. ..................................           95,000        3,321,098
Fast Retailing Co., Ltd. .....................           17,600        3,442,475
Hoya Corp. ...................................           36,000        2,642,895
KAO Corp. ....................................           84,000        2,437,336
NTT DoCoMo, Inc. .............................              122        2,100,507
Omron Corp. ..................................           97,000        2,013,415
Sankyo Co., Ltd. .............................           73,300        1,889,836
Takeda Chemical Industries, Ltd. .............           97,000        5,730,816
THK Co., Ltd. ................................           38,700          825,275
Yamanouchi Pharmaceutical Co., Ltd. ..........           49,000        2,115,539
                                                                     -----------
                                                                      30,424,698
                                                                     -----------
Netherlands-5.2%
ING Groep NV .................................           63,191        5,050,487
Koninklijke Philips Electronics NV ...........           82,827        3,036,056
                                                                     -----------
                                                                       8,086,543
                                                                     -----------
South Korea-1.1%
Samsung Electronics (GDR)(b) .................           24,900        1,774,125
                                                                     -----------


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)    U.S. $ Value
--------------------------------------------------------------------------------

Spain-4.6%
Banco Bilbao Vizcaya Argentaria, SA ............         234,150    $  3,486,374
Repsol, SA .....................................          40,210         642,901
Telefonica, SA(a) ..............................         184,020       3,042,484
                                                                    ------------
                                                                       7,171,759
                                                                    ------------
Sweden-1.8%
Telefonakticbolaget LM Ericsson AB B Shares ....         113,000       1,286,948
Securitas AB Cl. B .............................          79,550       1,474,865
                                                                    ------------
                                                                       2,761,813
                                                                    ------------
Switzerland-2.1%
ABB, Ltd. ......................................          31,781       3,379,738
                                                                    ------------
Taiwan-1.7%
Taiwan Semiconductor Manufacturing
   Co., Ltd.(a) ................................       1,098,000       2,635,598
                                                                    ------------
United Kingdom-19.7%
AstraZeneca Group Plc ..........................          89,480       4,515,731
BP Amoco Plc ...................................         380,020       3,068,517
BAE Systems Plc ................................         300,987       1,719,252
British Sky Broadcasting Group Plc.(a) .........         197,770       3,315,083
CGNU Plc .......................................         370,958       6,001,784
Dixons Group Plc ...............................         697,210       2,335,285
GlaxoSmithKline Plc ............................          67,838       1,917,181
Reuters Group Plc ..............................         188,770       3,198,094
Vodafone Group Plc .............................       1,302,346       4,780,862
                                                                    ------------
                                                                      30,851,789
                                                                    ------------
Total Common Stocks
   (cost $128,209,895) .........................                     124,911,534
                                                                    ------------

Time Deposit-5.9%
Banque Nationale de Paris
   6.38%, 1/02/01
   (cost $9,300,000) ...........................          $9,300       9,300,000
                                                                    ------------

Total Investments-85.7%
   (cost $137,509,895) .........................                     134,211,534
Other assets less liabilities-14.3% ............                      22,386,317
                                                                    ------------

Net Assets-100% ................................                    $156,597,851
                                                                    ============

(a)   Non-income producing security.
(b) Securities are exempt from registration under Rule 144A of the Securitities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $1,774,125 or 1.1% of net assets.

      Glossary:
      GDR - Global Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $137,509,895) ................   $ 134,211,534
Cash ...................................................................          89,307
Foreign cash, at value (cost $21,640,983) ..............................      22,431,355
Receivable for investment securities sold ..............................       9,301,687
Receivable for shares of beneficial interest sold ......................         989,164
Foreign taxes receivable ...............................................         216,874
Dividends and interest receivable ......................................          32,726
                                                                           -------------
Total assets ...........................................................     167,272,647
                                                                           -------------
Liabilities
Payable for investment securities purchased ............................       9,300,000
Payable for shares of beneficial interest redeemed .....................         657,435
Advisory fee payable ...................................................         315,755
Distribution fee payable ...............................................          69,703
Accrued expenses .......................................................         331,903
                                                                           -------------
Total liabilities ......................................................      10,674,796
                                                                           -------------
Net Assets .............................................................   $ 156,597,851
                                                                           =============
Composition of Net Assets
Shares of beneficial interest, at par ..................................   $     127,132
Additional paid-in capital .............................................     157,456,896
Distributions in excess of net investment income .......................        (943,935)
Accumulated net realized gain on investments and foreign
   currency transactions ...............................................       2,477,222
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities .........................      (2,519,464)
                                                                           -------------
                                                                           $ 156,597,851
                                                                           =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($78,570,682 / 6,075,062 shares of beneficial interest
   issued and outstanding) .............................................          $12.93
Sales Charge--4.25% of public offering price ...........................             .57
                                                                                  ------
Maximum offering price .................................................          $13.50
                                                                                  ======
Class B Shares
Net asset value and offering price per share
   ($53,123,033 / 4,571,479 shares of beneficial interest
   issued and outstanding) .............................................          $11.62
                                                                                  ======
Class C Shares
Net asset value and offering price per share
   ($16,430,300 / 1,414,505 shares of beneficial interest
   issued and outstanding) .............................................          $11.62
                                                                                  ======
Advisor Class Shares
Net asset value, redemption, and offering price per share
   ($8,473,836 / 652,177 shares of beneficial interest
   issued and outstanding) .............................................          $12.99
                                                                                  ======

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2000 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $70,529) ...............................    $    619,213
Interest .....................................         239,066     $    858,279
                                                  ------------
Expenses
Advisory fee .................................         823,418
Distribution fee - Class A ...................         104,843
Distribution fee - Class B ...................         298,121
Distribution fee - Class C ...................          93,476
Transfer agency ..............................         262,755
Custodian ....................................         156,180
Administrative ...............................          66,000
Audit and legal ..............................          47,006
Printing .....................................          35,970
Registration .................................          27,566
Trustees' fees ...............................          18,930
Miscellaneous ................................           4,081
                                                  ------------
Total expenses ...............................       1,938,346
Less: expenses waived by Adviser
   (See Note B) ..............................        (123,513)
Less: expense offset arrangement
   (See Note B) ..............................         (12,619)
                                                  ------------
Net expenses .................................                        1,802,214
                                                                   ------------
Net investment loss ..........................                         (943,935)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions ..............................                        2,507,953
Net realized loss on foreign currency
   transactions ..............................                       (1,112,529)
Net change in unrealized
   appreciation / depreciation of:
   Investments ...............................                      (33,945,567)
   Foreign currency denominated assets
      and liabilities ........................                        1,082,669
                                                                   ------------
Net loss on investments and foreign
   currency transactions .....................                      (31,467,474)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ................................                     $(32,411,409)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months
                                                   Ended
                                                December 31,       Year Ended
                                                    2000            June 30,
                                                (unaudited)           2000
                                               =============      =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $    (943,935)     $    (963,498)
Net realized gain on investments and
   foreign currency transactions .........         1,395,424         38,079,666
Net change in unrealized
   appreciation / depreciation of
   investments and foreign currency
   denominated assets and liabilities ....       (32,862,898)        16,116,710
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations .......................       (32,411,409)        53,232,878
Dividends and Distributions to
Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A ...............................       (16,557,282)        (6,103,573)
   Class B ...............................       (12,468,200)        (4,123,311)
   Class C ...............................        (4,170,344)        (1,251,908)
   Advisor Class .........................        (1,715,323)        (1,631,168)
Capital Stock Transactions
Net increase (decrease) ..................        20,187,064        (21,241,596)
                                               -------------      -------------
Total increase (decrease) ................       (47,135,494)        18,881,322
Net Assets
Beginning of period ......................       203,733,345        184,852,023
                                               -------------      -------------
End of period ............................     $ 156,597,851      $ 203,733,345
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. The Adviser has agreed to waive that portion of its advisory fee on the first $500 million of the quarter end net assets in excess of the annualized rate of .85 of 1%. For the six months ended December 31, 2000, such waiver amounted to $123,513. Pursuant to the advisory agreement, the Fund paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $255,406 for the six months ended December 31, 2000.

For the six months ended December 31, 2000, the Fund's expenses were reduced by $12,619 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $100,220 from the sale of Class A shares and $256, $39,122 and $297 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2000, amounted to $455,959. For the period from June 30, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $968,588 and $17,804 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $110,566,207 and $97,381,912, respectively, for the six months ended December 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended December 31, 2000.

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $10,068,794 and gross unrealized depreciation of investments was $13,367,155 resulting in net unrealized depreciation of $3,298,361 excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2000, the Fund had no outstanding forward foreign exchange currency contracts.


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                          -----------------------------------   -----------------------------------
                                        Shares                                Amount
                          -----------------------------------   -----------------------------------
                          Six Months Ended                      Six Months Ended
                              December 31,                          December 31,
                                      2000         Year Ended               2000         Year Ended
                               (unaudited)      June 30, 2000        (unaudited)      June 30, 2000
                          -------------------------------------------------------------------------
Class A
Shares sold                      8,445,254         12,749,359      $ 136,618,148      $ 236,797,113
---------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 1,075,401            306,141         14,163,030          5,394,203
---------------------------------------------------------------------------------------------------
Shares converted
   from Class B                     53,265            143,347            891,670          2,707,632
---------------------------------------------------------------------------------------------------
Shares redeemed                 (8,003,191)       (13,515,156)      (130,448,365)      (254,640,862)
---------------------------------------------------------------------------------------------------
Net increase
   (decrease)                    1,570,729           (316,309)     $  21,224,483      $  (9,741,914)
===================================================================================================

Class B
Shares sold                      1,020,152          3,213,986      $  15,356,912      $  56,031,947
---------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                   904,962            238,108         10,741,898          3,890,683
---------------------------------------------------------------------------------------------------
Shares converted
   to Class A                      (58,081)          (154,372)          (891,670)        (2,707,632)
---------------------------------------------------------------------------------------------------
Shares redeemed                 (1,075,856)        (3,186,433)       (16,441,485)       (55,376,290)
---------------------------------------------------------------------------------------------------
Net increase                       791,177            111,289      $   8,765,655      $   1,838,708
===================================================================================================

Class C
Shares sold                      2,774,805          3,285,870      $  41,321,889      $  57,828,456
---------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                   235,486             69,174          2,795,221          1,130,306
---------------------------------------------------------------------------------------------------
Shares redeemed                 (2,762,322)        (3,299,755)       (41,335,151)       (58,249,067)
---------------------------------------------------------------------------------------------------
Net increase                       247,969             55,289      $   2,781,959      $     709,695
===================================================================================================


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                           ----------------------------------  ----------------------------------
                                         Shares                              Amount
                           ----------------------------------  ----------------------------------
                           Six Months Ended                    Six Months Ended
                               December 31,                        December 31,
                                       2000        Year Ended              2000        Year Ended
                                (unaudited)     June 30, 2000       (unaudited)     June 30, 2000
                           ----------------------------------------------------------------------
Advisor Class
Shares sold                         193,484           462,907      $  3,311,217      $  8,897,963
-------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                    117,193            92,424         1,553,976         1,629,442
-------------------------------------------------------------------------------------------------
Shares redeemed                    (946,719)       (1,357,873)      (17,450,226)      (24,575,490)
-------------------------------------------------------------------------------------------------
Net decrease                       (636,042)         (802,542)     $(12,585,033)     $(14,048,085)
=================================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2000.


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                      --------------------------------------------------------------------------------------------
                                                                                 Class A
                                      --------------------------------------------------------------------------------------------
                                      Six Months
                                           Ended
                                        December                                       Year Ended June 30,
                                        31, 2000         -------------------------------------------------------------------------
                                     (unaudited)            2000            1999              1998           1997             1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period .........................      $ 19.65         $ 16.24         $ 18.55         $  18.69        $  18.32         $  16.81
                                      --------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a) ...         (.06)(b)        (.04)(b)        (.04)(b)         (.01)(b)         .06              .05
Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions ..        (3.24)           4.64            (.75)            1.13            1.51             2.51
                                      --------------------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ....        (3.30)           4.60            (.79)            1.12            1.57             2.56
                                      --------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income .........................           -0-             -0-             -0-              -0-           (.12)              -0-
Distributions in excess of net
   investment income ..............           -0-             -0-           (.48)            (.05)             -0-              -0-
Distributions from net realized
   gains on investments and
   foreign currency transactions ..        (3.42)          (1.19)          (1.04)           (1.21)          (1.08)           (1.05)
                                      --------------------------------------------------------------------------------------------
Total dividends and
   distributions ..................        (3.42)          (1.19)          (1.52)           (1.26)          (1.20)           (1.05)
                                      --------------------------------------------------------------------------------------------
Net asset value, end of period ....      $ 12.93         $ 19.65         $ 16.24         $  18.55        $  18.69         $  18.32
                                      ============================================================================================
Total Return
Total investment return based on
   net asset value(c) .............       (17.14)%         29.18%          (3.95)%           6.79%           9.30%           15.83%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................      $78,571         $88,507         $78,303         $131,565        $190,173         $196,261
Ratio to average net assets of:
   Expenses, net of waivers .......         1.79%(d)(e)     1.81%(d)        1.80%(d)         1.65%           1.74%(d)         1.72%
   Expenses, before waivers .......         1.86%(e)        1.95%           1.91%            1.80%           1.74%            1.72%
   Expenses, before waivers
     excluding interest expense ...         1.86%(e)        1.94%(f)        1.91%            1.80%           1.74%            1.72%
Ratio of net investment
   income (loss) to average
   net assets .....................         (.75)%(e)       (.21)%          (.25)%(b)        (.05)%(b)        .31%             .31%
Portfolio turnover rate ...........          131%            154%            178%             121%             94%              78%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                       ------------------------------------------------------------------------------------------
                                                                                  Class B
                                       ------------------------------------------------------------------------------------------
                                        Six Months
                                             Ended
                                          December                                    Year Ended June 30,
                                          31, 2000           --------------------------------------------------------------------
                                       (unaudited)              2000            1999            1998           1997          1996
                                       ------------------------------------------------------------------------------------------
Net asset value, beginning of
   period ...........................      $ 18.16           $ 15.19         $ 17.41         $ 17.71        $ 17.45       $ 16.19
                                       ------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ..............         (.12)(b)          (.17 )(b)       (.16)(b)        (.16)(b)       (.09)         (.07)
Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions ....        (3.00)             4.33            (.68)           1.07           1.43          2.38
                                       ------------------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ......        (3.12)             4.16            (.84)            .91           1.34          2.31
                                       ------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income ...........................           -0-               -0-           (.34)             -0-            -0-           -0-
Distributions from net realized
   gains on investments and
   foreign currency transactions ....        (3.42)            (1.19)          (1.04)          (1.21)         (1.08)        (1.05)
                                       ------------------------------------------------------------------------------------------
Total dividends and
   distributions ....................        (3.42)            (1.19)          (1.38)          (1.21)         (1.08)        (1.05)
                                       ------------------------------------------------------------------------------------------
Net asset value, end of period ......      $ 11.62           $ 18.16         $ 15.19         $ 17.41        $ 17.71       $ 17.45
                                       ==========================================================================================
Total Return
Total investment return based on
   net asset value(c) ...............       (17.60)%           28.27%          (4.56)%          5.92%          8.37%        14.87%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..................      $53,123           $68,639         $55,724         $71,370        $77,725       $72,470
Ratio to average net assets of:
   Expenses, net of waivers .........         2.58%(d)(e)       2.60%(d)        2.61%(d)        2.49%          2.58%(d)      2.55%
   Expenses, before waivers .........         2.65%(e)          2.74%           2.74%           2.64%          2.58%         2.55%
   Expenses, before waivers
     excluding interest expense .....         2.65%(e)          2.74%(f)        2.74%           2.64%          2.58%         2.55%
Ratio of net investment
   loss to average
   net assets .......................        (1.55)%(e)         (.96)%         (1.02)%(b)       (.90)%(b)      (.51)%        (.46)%
Portfolio turnover rate .............          131%              154%            178%            121%            94%           78%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                           ---------------------------------------------------------------------------------------
                                                                                    Class C
                                           ---------------------------------------------------------------------------------------
                                            Six Months
                                                 Ended
                                              December                                   Year Ended June 30,
                                              31, 2000           -----------------------------------------------------------------
                                           (unaudited)              2000           1999          1998           1997          1996
                                           ---------------------------------------------------------------------------------------
Net asset value, beginning of
   period ...............................      $ 18.16           $ 15.19        $ 17.42       $ 17.73        $ 17.46       $ 16.20
                                           ---------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ..................         (.11)(b)          (.16)(b)       (.16)(b)      (.15)(b)       (.09)         (.07)
Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions ........        (3.01)             4.32           (.69)         1.05           1.44          2.38
                                           ---------------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ..........        (3.12)             4.16           (.85)          .90           1.35          2.31
                                           ---------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income ...............................           -0-               -0-          (.34)           -0-            -0-           -0-
Distributions from net realized
   gains on investments and
   foreign currency transactions ........        (3.42)            (1.19)         (1.04)        (1.21)         (1.08)        (1.05)
                                           ---------------------------------------------------------------------------------------
Total dividends and
   distributions ........................        (3.42)            (1.19)         (1.38)        (1.21)         (1.08)        (1.05)
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period ..........      $ 11.62           $ 18.16        $ 15.19       $ 17.42        $ 17.73       $ 17.46
                                           =======================================================================================
Total Return
Total investment return based on
   net asset value(c) ...................       (17.60)%           28.27%         (4.62)%        5.85%          8.42%        14.85%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ......................      $16,430           $21,180        $16,876       $20,428        $23,268       $26,965
Ratio to average net assets of:
   Expenses, net of waivers .............         2.55%(d)(e)       2.57%(d)       2.61%(d)      2.48%          2.56%(d)      2.53%
   Expenses, before waivers .............         2.62%(e)          2.70%          2.75%         2.63%          2.56%         2.53%
   Expenses, before waivers
     excluding interest expense .........         2.62%(e)          2.70%(f)       2.75%         2.63%          2.56%         2.53%
Ratio of net investment
   loss to average
   net assets ...........................        (1.51)%(e)         (.94)%        (1.02)%(b)     (.90)%(b)      (.51)%        (.47)%
Portfolio turnover rate .................          131%              154%           178%          121%            94%           78%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                               ----------------------------------------------------------------------------
                                                                               Advisor Class
                                               ----------------------------------------------------------------------------
                                                Six Months
                                                     Ended                                                       October 2,
                                                  December                      Year Ended June 30,              1996(g) to
                                                  31, 2000          ---------------------------------------        June 30,
                                               (unaudited)             2000            1999            1998            1997
                                               ----------------------------------------------------------------------------
Net asset value, beginning of period ......        $ 19.72          $ 16.24         $ 18.54         $ 18.67         $ 17.96
                                               ----------------------------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(a) ...........           (.05)(b)          .01(b)          .01(b)          .02(b)          .16
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...........................          (3.26)            4.66            (.75)           1.13            1.78
                                               ----------------------------------------------------------------------------
Net increase (decrease) in net asset value
   from operations ........................          (3.31)            4.67            (.74)           1.15            1.94
                                               ----------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ......             -0-              -0-           (.01)           (.02)           (.15)
Distributions in excess of net investment
   income .................................             -0-              -0-           (.51)           (.05)             -0-
Distributions from net realized gains on
   investments and foreign currency
   transactions ...........................          (3.42)           (1.19)          (1.04)          (1.21)          (1.08)
                                               ----------------------------------------------------------------------------
Total dividends and distributions .........          (3.42)           (1.19)          (1.56)          (1.28)          (1.23)
                                               ----------------------------------------------------------------------------
Net asset value, end of period ............        $ 12.99          $ 19.72         $ 16.24         $ 18.54         $ 18.67
                                               ============================================================================
Total Return
Total investment return based on net
   asset value(c) .........................         (17.16)%          29.64%          (3.62)%          6.98%          11.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .        $ 8,474          $25,407         $33,949         $47,154         $18,697
Ratio to average net assets of:
   Expenses, net of waivers ...............           1.49%(d)(e)      1.55%(d)        1.57%(d)        1.47%           1.69%(d)(e)
   Expenses, before waivers ...............           1.57%(e)         1.69%           1.70%           1.62%           1.69%(e)
   Expenses, before waivers excluding
     interest expense .....................           1.57%(e)         1.68%(f)        1.70%           1.62%           1.69%(e)
Ratio of net investment income (loss)
   to average net assets ..................           (.65)%(e)         .04%            .04%(b)         .13%(b)        1.47%(e)
Portfolio turnover rate ...................            131%             154%            178%            121%             94%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE INTERNATIONAL FUND

(a)   Based on average shares outstanding.
(b)   Net of fees waived by Adviser.
(c) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                  Six Months        Year        Year      Period
                                       Ended       Ended       Ended       Ended
                                December 31,    June 30,    June 30,    June 30,
                                        2000        2000        1999        1997
                                ------------------------------------------------
      Class A                          1.77%       1.79%       1.78%       1.73%
      Class B                          2.57%       2.59%       2.59%       2.58%
      Class C                          2.53%       2.55%       2.59%       2.56%
      Advisor Class                    1.48%       1.53%       1.55%       1.69%

(e)   Annualized.
(f)   Net of interest expense of .005% on credit facility. (see Note G)
(g)   Commencement of distribution.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bull market

A period in which the overall stock or bond market experiences a prolonged increase in prices.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
30 o ALLIANCE INTERNATIONAL FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE INTERNATIONAL FUND

                                                                        --------
                                                                        TRUSTEES
                                                                        --------
TRUSTEES

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan Stoga(1)

OFFICERS

Bruce W. Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1) Member of Audit Committee.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
Small Cap Growth Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
34 o ALLIANCE INTERNATIONAL FUND

NOTES


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE INTERNATIONAL FUND

Alliance International Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INTSR1200